United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) August 26, 2016

Blue spa incorporated
(Exact name of registrant as specified in its chapter)

Nevada	000-54875	000-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

403 E. Commerce Street, San Antonio, Texas	78205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 011-41-79-515-5555

26/F Building A, Times Plaza, 2 Zongfu Road, Chengdu, China, 610016
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Blue Spa Incorporated	Page 2

Information to be included in report

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Termination of Independent Registered Public Accounting Firm

On August 10, 2016, Dominic K. F. Chan & Co. (“Dominic Chan”) resigned as the independent accountants of Blue Spa Incorporated.

Dominic Chan’s reports on the financial statements of Blue Spa for the years ended May 31, 2015 and 2014, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception of a statement regarding the uncertainty of Blue Spa’s ability to continue as a going concern.

There have been no disagreements during the fiscal years ended May 31, 2015 and 2014 and the subsequent interim period up to and including the date of Dominic Chan’s resignation between Blue Spa and Dominic Chan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Dominic Chan, would have caused them to make reference to the subject matter of the disagreement in connection with their report on Blue Spa’s financial statements for those periods. During Blue Spa’s fiscal years ended May 31, 2015 and 2014, Blue Spa disclosed that its internal controls over financial reports were not effective. Blue Spa’s internal control weaknesses were discussed by its Board of Directors with Dominic Chan, and Dominic Chan has been authorized to respond fully to the inquiries of Blue Spa’s successor accountants with respect to such weaknesses.

Blue Spa has provided Dominic Chan with a copy of this report and has requested in writing that Dominic Chan provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. Blue Spa has received the requested letter from Dominic Chan and has included such letter as an exhibit to this report.

(b)	Appointment of Independent Registered Public Accounting Firm

On August 10, 2016, Blue Spa appointed DCAW (CPA) Limited (“DCAW”) as its new independent accountants. The Board of Directors unanimously approved the engagement of DCAW.

Blue Spa did not consult with DCAW during the fiscal years ended May 31, 2015 and 2014 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on Blue Spa’s financial statements, and neither a written report was provided to Blue Spa nor oral advice was provided that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined and described in paragraphs (a)(1)(iv) and (a)(1)(v) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

16.1	Letter to Securities and Exchange Commission dated August 26, 2016 from Dominic K. F. Chan & Co. regarding change in independent registered public accounting firm, filed as an attached exhibit to Blue Spa’s Form 8-K (Current Report) filed August 26, 2016, and incorporated herein by reference.	Included

Form 8-K	Blue Spa Incorporated	Page 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Spa Incorporated has caused this report to be signed on its behalf by the undersigned duly authorized person.

blue spa incorporated

Dated: August 29, 2016	By:	/s/ Suha Hächler
Suha Hächler – President & CEO

Form 8-K	Blue Spa Incorporated	Page 4